                                             American Skandia Trust
                          Supplement dated September 30, 2002 to the Prospectus dated May 1, 2002

                            AST JanCap Growth Portfolio and AST Janus Mid-Cap Growth Portfolio

         The sub-advisory  agreements  between  American  Skandia  Investment  Services,  Inc.  ("ASISI") and Janus Capital
Management LLC ("Janus") for the AST JanCap Growth  Portfolio (the "Capital  Growth  Portfolio")  and the AST Janus Mid-Cap
Growth  Portfolio (the "Mid-Cap Growth  Portfolio")  will be terminated  effective at the close of business on November 10,
2002.  Effective November 11, 2002, pursuant to new sub-advisory  agreements,  the Capital Growth Portfolio and the Mid-Cap
Growth  Portfolio  will be  sub-advised  by Goldman Sachs Asset  Management  ("Goldman  Sachs") and will be renamed the AST
Goldman Sachs Concentrated Growth Portfolio and the AST Goldman Sachs Mid-Cap Growth Portfolio, respectively.

         Accordingly,  effective November 11, 2002, all references in the Prospectus to the AST JanCap Growth Portfolio and
the AST Janus Mid-Cap Growth  Portfolio are replaced by references to the AST Goldman Sachs  Concentrated  Growth Portfolio
and the AST Goldman Sachs Mid-Cap Growth  Portfolio,  respectively.  As a result,  the section of the  Prospectus  entitled
"Management of the Trust -- Sub-Advisors"  is revised by deleting the sub-section  relating to Janus (on pages 120-121) and replacing the sub-section relating to Goldman Sachs (on page 123) with the following:

         Goldman  Sachs Asset  Management  ("Goldman  Sachs"),  a unit of the  Investment  Management  Division  ("IMD") of
         Goldman,  Sachs & Co., 32 Old Slip,  New York,  New York 10005,  serves as  Sub-advisor  for the AST Goldman Sachs
         Small-Cap Value Portfolio,  the AST Goldman Sachs Concentrated  Growth Portfolio and the AST Goldman Sachs Mid-Cap
         Growth Portfolio.  Goldman Sachs,  along with other units of IMD, managed  approximately  $319.5 billion in assets as of June 30, 2002.

         The portfolio  managers  responsible for the day-to-day  management of the AST Goldman Sachs  Concentrated  Growth
         Portfolio and the AST Goldman Sachs Mid-Cap Growth  Portfolio are Herbert E. Ehlers,  David G. Shell,  CFA, Steven
         M. Barry, Gregory H. Ekizian,  CFA, Kenneth T. Berents,  Ernest C. Segundo, Jr., CFA, Andrew F. Pyne, Scott Kolar,
         CFA and Mark D. Shattan.

         Mr. Ehlers began his investment  career in the 1960s and is a Managing  Director/Partner  of Goldman,  Sachs & Co.
         He is the Chief  Investment  Officer  for the  Growth  Team.  He served as CEO of  Liberty  Investment  Management
         ("Liberty")  prior to Goldman  Sachs'  acquisition  of Liberty in 1997.  Mr. Ehlers joined  Liberty's  predecessor firm, Eagle Asset Management,  in 1980. Mr. Shell, Mr. Barry and Mr. Ekizian are Co-Chief  Investment Officers and
         senior  portfolio  managers for the Growth Team. Mr. Shell served as a senior  portfolio  manager at Liberty prior to Goldman  Sachs'  acquisition of Liberty and had been employed by Liberty and its  predecessor  firm since 1987.
         Mr. Ekizian  served as a senior  portfolio  manager at Liberty prior to Goldman Sachs'  acquisition of Liberty and had been employed by Liberty and its  predecessor  firm since 1990.  Prior to joining  Goldman Sachs in 1999,  Mr.
         Barry was a portfolio  manager at Alliance  Capital  Management where he served for eleven years. Mr. Berents is a senior portfolio  manager.  Prior to joining Goldman Sachs in 2000, he served for seven years as Managing Director and Director of Research for First Union  Securities,  Inc. Mr. Segundo is a senior  portfolio  manager.  Prior to
         Goldman Sachs'  acquisition of Liberty,  Mr. Segundo served as a senior portfolio  manager at Liberty and had been with Liberty and its predecessor  firm since 1992. Mr. Pyne is a senior  portfolio  manager and joined the firm in
         1997.  Mr.  Kolar is a  portfolio  manager  and has been with the firm since  1994.  Mr.  Shattan  is a  portfolio manager and joined the firm in 1999.  From 1997 to 1999,  Mr. Shattan was an equity  research  analyst for Salomon
         Smith Barney.

         Shareholders  of the AST Goldman Sachs  Concentrated  Growth  Portfolio  and the AST Goldman Sachs Mid-Cap  Growth
Portfolio will be sent an information  statement  including more detailed  information  about Goldman Sachs and the reasons for ASISI's retention of Goldman Sachs.

                                            AST Janus Overseas Growth Portfolio

         The  sub-advisory  agreement  between  American  Skandia  Investment  Services,  Inc.  ("ASISI") and Janus Capital
Management LLC ("Janus") for the AST Janus Overseas Growth Portfolio (the "Overseas  Growth  Portfolio") will be terminated effective at the close of business on November  10, 2002.  Effective  November  11,  2002,  pursuant to a new  sub-advisory agreement,  the Overseas  Growth  Portfolio will be sub-advised by William Blair & Company,  L.L.C.  ("William  Blair") and
will be renamed the AST William Blair International Growth Portfolio.

         Accordingly,  effective  November 11, 2002,  all  references in the  Prospectus to the AST Janus  Overseas  Growth
Portfolio are replaced by references to the AST William Blair  International  Growth  Portfolio.  As a result,  the section of the Prospectus  entitled  "Management of the Trust -- Sub-Advisors"  is revised by deleting the sub-section  relating to
Janus with respect to this fund (on page 121) and replacing it with the following:

         William Blair & Company, L.L.C., located at 222 West Adams Street, Chicago,  Illinois 60606, serves as Sub-advisor to the AST William Blair International  Growth Portfolio.  Since its founding in 1935, the firm has been dedicated to  researching,  financing  and  investing  in high quality  growth  companies  through  four primary  divisions:
         investment  banking,  sales and trading,  asset management and private capital. As of June 30, 2002, William Blair managed over $11.7 billion in assets.

         The portfolio manager responsible for the day-today management of the AST William Blair International Growth
         Portfolio is W. George Greig.  Mr. Greig is a principal of William Blair and joined the firm in 1996 as an international portfolio manager.

         Shareholders  of the AST William  Blair  International  Growth  Portfolio  will be sent an  information  statement including more detailed information about William Blair and the reasons for ASISI's retention of William Blair.

The AST Janus  Overseas  Growth  Portfolio has been closed to new  investors  since March 1, 2000.  Effective  November 11,
2002, the AST William Blair International Growth Portfolio will be re-opened to new investors.

                                           AST Gabelli Small-Cap Value Portfolio

         Effective  September 30, 2002,  the stated  market  capitalization  range of the small  companies in which the AST
Gabelli  Small-Cap  Value  Portfolio  invests,  under  normal  circumstances,  at  least  80% of  its  assets  (both  under
"Risk/Return  Summary - Capital  Growth  Portfolios  -  Principal  Investment  Strategies"  (page 7) and under  "Investment
Objectives and Policies - AST Gabelli Small-Cap Value Portfolio - Principal  Investment  Policies and Risks" (page 60)) has been increased from $1 billion or less to $1.5 billion or less.